                                 MAIRS AND POWER

                               BALANCED FUND, INC.

1ST QUARTER REPORT
March 31, 2003

To Our Shareholders:                                             May 20, 2003

FIRST QUARTER RESULTS

Reflecting the increased uncertainties with regard to the direction of the economy and the war in Iraq, the Balanced Fund experienced a modestly negative return during the first quarter. Based on a March 31, 2003 net asset value of $44.37 per share, the Fund produced a slightly negative -0.8% total investment return after adjustment for the reinvestment of dividends during the period. Because equity returns lagged fixed income returns, the Standard & Poor's 500 and Dow Jones Industrial Average showed greater negative returns of -3.1% and -3.6%, respectively. With investors becoming more risk averse, the Lehman Bros. Gov't/Credit Bond Index had a positive return of 1.7% for the quarter. The Fund compared favorably with its benchmark composite index (60% S & P 500 and 40% Lehman Bros. Gov't/Credit) which had a negative -1.2% return as well as a negative -1.7% return for the comparable Lipper balanced fund peer group.

The economy remained sluggish in the first quarter with real Gross Domestic Product showing an annual gain of only 1.6% (preliminary basis). War worries combined with threats of terrorism held personal consumption expenditures to an increase of only 1.4%, the slowest rate of growth in any quarter over the last ten years. Business spending was even weaker with non-residential fixed investment experiencing a 4.2% decline. However, such factors as continued progress on the productivity front, currency translation gains and lower interest rates allowed corporate profits to advance at a better than expected rate, estimated in the area of 13% on an operating basis.

The bond market continued to strengthen during the quarter in light of growing global uncertainties, lackluster economic growth and a subdued rate of inflation. Corporate yield spreads over U. S. Treasuries also contracted in response to a better than expected corporate profit picture and a lower supply of new issues resulting from generally restrained capital spending plans.

Reacting to the war with Iraq and the prospect of terrorism, the stock market as measured by the S & P 500, declined by more than 10% by mid-March before recovering 7.5% before the end of the quarter. In terms of relative performance among industry groups, there were a number of cross currents with some of the more defensive industry sectors like consumer staples and telecommunication services doing poorly, and certain cyclically sensitive sectors such as consumer discretionary and technology doing relatively well. As might have been expected, energy was one of the best performing sectors because of a run-up in gas and oil prices. Among individual common stock holdings in the Fund, Corning (+76.4%), Xcel Energy (+16.5%) and Burlington Resources (+11.9) did the best while Baxter International (-33.4%), Qwest Communications (-30.2%), Delta Air Lines (-26.4%) and eFunds (-24.6%) fared the worst.

FUTURE OUTLOOK

With some of the uncertainties related to the conflict in Iraq now behind us, we look for the economy to show a gradual improvement over the remainder of the year. Recent consumer confidence readings suggest a spending pick-up in the months ahead. Although unemployment trends will likely remain a drag until a more vigorous recovery develops, low interest rates and rising disposable income should be sufficient to fuel a higher level of spending. Business spending is also expected to improve considering the "under spending" that we believe has occurred during recent periods. While government spending at the state and local levels will likely be cut back over the near term, Federal deficits should have a significant stimulative effect. Finally, a weaker dollar is also expected to have a favorable influence on the Nation's balance of trade.

The two most important factors in appraising the outlook for the stock market have always been corporate profits and interest rates. We believe the surprising strength in first quarter corporate profits will likely carry over into subsequent periods, especially with any noticeable pick-up in the overall economy. The momentum behind productivity improvement trends seems likely to continue, at least over the near term, given extreme pressures being brought to bear on corporate managements to justify their generous compensation levels. Although not significant over the longer term, currency translation gains should nevertheless continue to be a positive factor in the short-run. Negative factors including unfunded pension benefits, retirement fund earnings and retiree health costs may be important in certain specific companies, but we believe they have been exaggerated by those forecasters who are pessimistic about the market outlook in general.

The outlook for interest rates seems less favorable looking ahead assuming a stronger economy in the second half. While the inflation rate may not increase much from recent experience in the area of 2%, any upward change could have a more profound effect on psychology given the fact that many forecasters are looking for lower rates or even deflation. However, while we believe the bond market has probably seen its best days, any reversal may take some time to develop given the reluctance of many corporations to take on more debt at this time.

Given our favorable outlook for corporate profits and the presence of what we believe to be moderate valuation levels, the stock market appears to be reasonably attractive. This is particularly true when current valuation levels (18 x estimated 2003 S & P 500 operating earnings of $52) are compared with a ten year U. S Treasury bond yield of around 3.5% and money market fund rates of less than 1%.

BOARD OF DIRECTORS CHANGE

In line with industry trends to strengthen confidence in corporate governance, reduce management participation and encourage Board independence, George Mairs (who had approached retirement age) and Peter Robb both tendered their resignations at the April 15, 2003 Board meeting. However, both individuals will continue to serve as officers of the Fund as well as being active with the advisor, Mairs and Power, Inc.

                                                                William B. Frels
                                                                       President

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2003

FIXED INCOME SECURITIES

     FACE                                                                                             MARKET
    AMOUNT                                    SECURITY DESCRIPTION                                    VALUE
----------------------------------------------------------------------------------------------------------------
                FEDERAL AGENCY OBLIGATIONS  4.3%
   $ 250,000    Federal Home Loan Bank                                   7.445%      08/15/07       $   255,914
     250,000    Federal Home Loan Bank                                   7.235%      10/19/10           280,708
     250,000    Federal Home Loan Bank                                    7.00%      04/24/17           250,800
     300,000    Federal National Mortgage Association                     7.00%      08/27/12           319,877
     250,000    Federal National Mortgage Association                     6.37%      02/25/14           259,904
     250,000    Federal National Mortgage Association                     7.00%      07/15/16           253,701
     250,000    Federal National Mortgage Association                     7.00%      04/04/17           250,127
                                                                                                    -----------
                                                                                                      1,871,031
                                                                                                    -----------

                CORPORATE BONDS  32.1%
     250,000    Baroid Corporation                                       8.00%       04/15/03           249,946
     250,000    Aon Corporation                                          6.70%       06/15/03           252,349
     200,000    Northern States Power                                    5.75%       10/01/03           204,357
     250,000    Ford Motor Credit Company                                6.70%       07/16/04           254,934
     250,000    Fort James Corp.                                        6.625%       09/15/04           252,500
     250,000    Household Finance Corp.                                  8.00%       05/09/05           276,657
     250,000    Public Services of Colorado                             6.375%       11/01/05           273,306
     250,000    Motorola, Inc.                                           6.75%       02/01/06           265,000
     265,000    J.C. Penney & Co.                                        6.00%       05/01/06           267,650
     250,000    Lucent Technologies                                      7.25%       07/15/06           221,250
     250,000    Halliburton                                              6.00%       08/01/06           258,983
     250,000    Monongahela Power Company, Inc.                          5.00%       10/01/06           243,750
     250,000    Stilwell Financial Inc.                                  7.00%       11/01/06           258,836
     250,000    AT&T Corp.                                               7.00%       11/15/06           267,523
     250,000    Steel Case Inc.                                         6.375%       11/15/06           257,626
     250,000    Goodyear Tire & Rubber Co.                              6.625%       12/01/06           192,500
     250,000    Ford Motor Credit Company                                6.50%       01/25/07           241,246
     250,000    Sherwin-Williams Co.                                     6.85%       02/01/07           276,125
     250,000    Corning Inc.                                             7.00%       03/15/07           236,491
     250,000    Goodyear Tire & Rubber Co.                               8.50%       03/15/07           195,000
     250,000    Bankers Trust NY Corp.                                   6.70%       10/01/07           278,580
     350,000    Corning Inc.                                             6.30%       03/01/09           324,218
     500,000    SUPERVALU, Inc.                                         7.875%       08/01/09           543,480
     250,000    Xcel Energy Inc.  *                                      7.00%       12/01/10           267,500
     250,000    Daimler Chrysler                                         7.75%       01/18/11           285,595
     500,000    Sears Roebuck Acceptance Corp.                           7.00%       02/01/11           520,025
     250,000    Hertz Corporation                                        7.40%       03/01/11           221,926
     250,000    NRG Energy                                               7.75%       04/01/11            95,000
     250,000    General Foods Corporation                                7.00%       06/15/11           251,802
     250,000    Goodyear Tire & Rubber Co.                              7.857%       08/15/11           185,000
     200,000    Ford Motor Company Debentures                            9.50%       09/15/11           206,586
     250,000    Household Finance Corp.                                 6.375%       10/15/11           272,510
     250,000    Kerr McGee                                               7.00%       11/01/11           250,797
     250,000    General Motors Acceptance Corp.                          7.00%       02/01/12           249,690
     250,000    Bombardier Inc.                                          6.75%       05/01/12           191,250
     250,000    Teco Energy                                              7.00%       05/01/12           218,750
     250,000    Verizon Communications                                  6.875%       06/15/12           285,932
     250,000    Goldman Sachs & Company                                  8.00%       03/01/13           306,432
     250,000    Allstate Corp.                                           7.50%       06/15/13           304,505
     250,000    Willamette Industries                                   7.125%       07/22/13           281,823
     250,656    General American Transportation                          7.50%       02/28/15           277,345
     250,000    Security Benefit Life Insurance Company                  8.75%       05/15/16           292,003
     250,000    General Motors Acceptance Corp.                          7.25%       09/15/17           250,819
     250,000    Servicemaster Company                                    7.10%       03/01/18           263,064
     250,000    Lincoln National Corp.                                   7.00%       03/15/18           272,025
     500,000    Provident Companies                                      7.00%       07/15/18           426,175
     250,000    South Jersey Gas Co.                                    7.125%       10/22/18           263,530
     350,000    PPG Industries                                           7.40%       08/15/19           390,266
     250,000    Nationwide Mutual Insurance Company                      7.50%       02/15/24           239,298

     FACE                                                                                             MARKET
    AMOUNT                                    SECURITY DESCRIPTION                                    VALUE
----------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS (CONTINUED)
     250,000    Liberty Mutual Insurance Company                      8.50%          05/15/25       $   209,353
     500,000    The Toro Company                                      7.80%          06/15/27           551,562
                                                                                                    -----------
                                                                                                     13,922,870
                                                                                                    -----------

                CONVERTIBLE CORPORATE BONDS  0.6%
     300,000    Noram Energy                                          6.00%          03/15/12           237,000
                                                                                                    -----------
                                                                                                        237,000
                                                                                                    -----------

                CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCK  1.4%
       6,000    Barclays Bank PLC, Series E                           $ 2.00                            151,080
       2,500    J. P. Morgan Chase & Co., Series A., Adj Rate Pf      $ 5.00                            212,500
      10,000    St. Paul Capital Trust I                              $ 1.90         10/15/50           254,750
                                                                                                    -----------
                                                                                                        618,330
                                                                                                    -----------

                TOTAL FIXED INCOME SECURITIES  38.4%                                                $16,649,231
                                                                                                    -----------

COMMON STOCKS

   NUMBER OF                                                                                          MARKET
    SHARES                                    SECURITY DESCRIPTION                                    VALUE
----------------------------------------------------------------------------------------------------------------
                BASIC INDUSTRIES  3.2%
      20,000    Bemis Company, Inc.                                                                 $   841,200
      20,000    H. B. Fuller                                                                            462,400
       2,000    Weyerhaeuser Company                                                                     95,660
                                                                                                    -----------
                                                                                                      1,399,260
                                                                                                    -----------

                CAPITAL GOODS  7.1%
       7,000    Briggs & Stratton Corporation                                                           271,880
      52,500    Graco Inc.                                                                            1,475,250
      10,000    Ingersoll-Rand Company                                                                  385,900
      40,000    MTS Systems Corporation                                                                 432,000
      15,000    Pentair, Inc.                                                                           530,250
                                                                                                    -----------
                                                                                                      3,095,280
                                                                                                    -----------

                CONSUMER CYCLICAL  0.6%
       5,000    Genuine Parts Company                                                                   152,550
      12,000    Sturm, Ruger & Co., Inc.                                                                105,120
                                                                                                    -----------
                                                                                                        257,670
                                                                                                    -----------

                CONSUMER STAPLE  5.3%
      10,000    General Mills, Inc.                                                                     455,500
       6,000    Hershey Foods Corporation                                                               375,960
      37,000    Hormel Foods Corporation                                                                783,290
      15,000    Kimberly Clark                                                                          681,900
                                                                                                    -----------
                                                                                                      2,296,650
                                                                                                    -----------

                DIVERSIFIED  3.3%
      20,000    General Electric Company                                                                510,000
       7,000    3M Company                                                                              910,210
                                                                                                    -----------
                                                                                                      1,420,210
                                                                                                    -----------

                ENERGY  7.5%
      18,000    BP PLC                                                                                  694,620
      13,000    Burlington Resources Inc.                                                               620,230
      21,200    Exxon Mobil Corporation                                                                 740,940
      12,000    Murphy Oil Corporation                                                                  530,040

   NUMBER OF                                                                                          MARKET
    SHARES                                    SECURITY DESCRIPTION                                    VALUE
----------------------------------------------------------------------------------------------------------------
                ENERGY (CONTINUED)
      18,000    Schlumberger, Limited                                                               $   684,180
                                                                                                    -----------
                                                                                                      3,270,010
                                                                                                    -----------

                FINANCIAL  15.6%
      15,000    American Express Company                                                                498,450
      10,000    Bank of America Corporation                                                             668,400
      20,000    Community First Bankshares, Inc.                                                        511,000
       7,593    Jefferson-Pilot Corp.                                                                   292,179
      22,000    Merrill Lynch & Co., Inc.                                                               778,800
      30,000    J. P. Morgan Chase & Co., Inc.                                                          711,300
      25,000    St. Paul Companies                                                                      795,000
      50,000    U.S. Bancorp                                                                            949,000
      35,000    Wells Fargo & Company                                                                 1,574,650
                                                                                                    -----------
                                                                                                      6,778,779
                                                                                                    -----------

                HEALTH CARE   8.2%
      27,000    Baxter International Inc.                                                               503,280
      25,000    Bristol-Myers Squibb Company                                                            528,250
      12,000    Merck & Co.                                                                             657,360
      35,000    Pfizer Inc.                                                                           1,090,600
      20,000    Wyeth                                                                                   756,400
                                                                                                    -----------
                                                                                                      3,535,890
                                                                                                    -----------

                TECHNOLOGY  5.1%
      30,000    Corning Inc. *                                                                          175,200
      10,000    eFunds Corp. *                                                                           68,700
      12,000    Emerson Electric Co.                                                                    544,200
      30,000    Honeywell International Inc.                                                            640,800
      10,000    International Business Machines Corporation                                             784,300
                                                                                                    -----------
                                                                                                      2,213,200
                                                                                                    -----------

                TRANSPORTATION  0.1%
       6,000    Delta Air Lines, Inc.                                                                    53,400
                                                                                                    -----------

                UTILITIES  3.0%
      20,000    Qwest Communications  *                                                                  69,800
      20,000    Verizon Communications                                                                  707,000
      40,000    Xcel Energy Inc.                                                                        512,400
                                                                                                    -----------
                                                                                                      1,289,200
                                                                                                    -----------

                TOTAL COMMON STOCK  59.0%                                                            25,609,549

                SHORT TERM INVESTMENTS  1.9%
     815,710    First American Prime Obligation Fund Class I                                            815,710
                                                                                                    -----------

                TOTAL INVESTMENTS  99.3%                                                             43,074,490

                OTHER ASSETS AND LIABILITIES (NET)  0.7%                                                300,653
                                                                                                    -----------
                NET ASSETS  100%                                                                    $43,375,143
                                                                                                    ===========

* Non-income producing

STATEMENT OF NET ASSETS                                        AT MARCH 31, 2003

ASSETS
Investments at market value (cost $29,604,232)                                                       $  40,387,749
U.S. Governments (cost $1,792,861)                                                                       1,871,031
Cash                                                                                                       815,710
Dividends and interest receivable                                                                          317,258
Prepaid expense                                                                                              8,889
                                                                                                     -------------
                                                                                                        43,400,637

LIABILITIES
Accrued management fee                                                       $  21,784
Accrued custodian and transfer agent fee                                         3,710                      25,494
                                                                             ---------               -------------

NET ASSETS
Equivalent to $44.37 per share on 977,588 shares outstanding                                         $  43,375,143
                                                                                                     =============

STATEMENT OF CHANGES IN NET ASSETS     FOR THE THREE MONTHS ENDED MARCH 31, 2003

NET ASSETS, December 31, 2002                                                                        $  43,261,467
Net investment income, per statement below                                  $  350,498
Distribution to shareholders                                                  (339,643)                     10,855
                                                                            ----------
Fund shares issued and repurchased:
   Received for 31,422 shares issued                                         1,411,013
   Paid for 13,175 shares repurchased                                         (591,319)                    819,694
                                                                            ----------
Decrease in unrealized net appreciation of investments                                                    (991,075)
Net gain realized from sales of securities                                                                 274,202
                                                                                                     -------------

NET ASSETS, March 31, 2003                                                                           $  43,375,143
                                                                                                     =============

STATEMENT OF NET INVESTMENT INCOME     FOR THE THREE MONTHS ENDED MARCH 31, 2003

INVESTMENT INCOME
Dividends                                                                                               $  170,160
Interest                                                                                                   285,399
                                                                                                        ----------
                                                                                                           455,559

EXPENSES

Management fee (Note A)                                                      $  63,788
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)                                           6,625
Legal and auditing fees and expenses                                             6,503
Insurance                                                                          268
Other Fees and Expenses                                                         27,877                     105,061
                                                                             ---------                  ----------
NET INVESTMENT INCOME                                                                                   $  350,498
                                                                                                        ==========

NOTE A: The investment management fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment management fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The management fee is computed each month at an annual rate of 0.60% based on the Fund's average daily net assets. The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received no compensation as there were no meetings scheduled during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 2003 aggregated $2,121,609 and $1,033,139 respectively.

                                 MAIRS AND POWER

                               BALANCED FUND, INC.

                                 A NO-LOAD FUND

           W1520 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
  Investment Manager: 651-222-8478    Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                                  PER SHARE
                                                                 --------------------------------------------
                                                                                DISTRIBUTIONS      DIVIDENDS
                                                                                 OF REALIZED        FROM NET
                              SHARES            TOTAL NET        NET ASSET       SECURITIES        INVESTMENT
         DATES              OUTSTANDING           ASSETS           VALUE            GAINS            INCOME
     -------------          -----------         ----------       ---------      -------------      ----------
     Dec. 31, 1983            155,828           $2,907,432       $  18.66             -             $  1.28
     Dec. 31, 1984            155,810            2,729,570          17.52         $  0.45              1.28
     Dec. 31, 1985            183,348            3,837,245          20.93            0.35              1.13
     Dec. 31, 1986            253,724            5,395,111          21.27            1.87              0.98
     Dec. 31, 1987            295,434            5,772,298          19.54            1.09              1.06
     Dec. 31, 1988            317,426            6,569,555          20.70            0.42              1.12
     Dec. 31, 1989            344,486            7,886,058          22.89            0.33              1.08
     Dec. 31, 1990            366,158            8,075,488          22.06            0.07              1.07
     Dec. 31, 1991            400,276           10,676,264          26.67             -                1.00
     Dec. 31, 1992            428,672           11,535,822          26.91            0.30              1.00
     Dec. 31, 1993            476,860           13,441,576          28.19            0.63              0.99
     Dec. 31, 1994            494,968           12,972,976          26.21            0.37              1.03
     Dec. 31, 1995            519,272           16,978,753          32.70            0.28              1.02
     Dec. 31, 1996            558,234           20,565,014          36.84            0.54              1.10
     Dec. 31, 1997            632,540           28,789,593          45.52            0.35              1.19
     Dec. 31, 1998            766,420           38,355,609          50.05            0.60              1.24
     Dec. 31, 1999            810,184           40,610,878          50.13            0.81              1.39
     Dec. 31, 2000            797,699           41,369,866          51.86            4.92              1.58
     Dec. 31, 2001            845,613           42,036,955          49.71             -                1.45
     Dec. 31, 2002            959,342           43,261,467          45.09             -                1.45
     Mar. 31, 2003            977,588           43,375,143          44.37             -                0.35

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED MARCH 31, 2003) ARE
                                  AS FOLLOWS:

   1 YEAR: -9.9%               5 YEARS: +3.3%              10 YEARS: +9.9%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                              FUTURE PERFORMANCE.

  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.

                             OFFICERS AND DIRECTORS

     William B. Frels           George A. Mairs, III             Peter G. Robb                Lisa J. Hartzell
  President and Director             Secretary                  Vice-President                   Treasurer

   Norbert J. Conzemius            Charlton Dietz             Charles M. Osborne             Edward C. Stringer
         Director                     Director                     Director                       Director